Exhibit T3A.2.55

MICHIGAN DEPARTMENT OF LABOR & ECONOMIC GROWTH
BUREAU OF COMMERCIAL SERVICES
Date Received	(FOR BUREAU USE ONLY)
Adjusted to comply with [ILLEGIBLE].			FILED
	This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.		DEC 19 2006
[ILLEGIBLE]
Name			Administrator
Rite Aid Corporation			BUREAU OF COMMERCIAL SERVICES
Address
30 Hunter Lane			EFFECTIVE DATE: MARCH 3, 2007
City	State	Zip Code	Expiration date for new assumed names December 31,
Camp Hill	PA	17011	Expiration date for transferred assumed names appear in item 6

Document will be returned to the name and address you enter above If left blank document will be mailed to the registered office.

CERTIFICATE OF MERGER

Cross Entity Merger for use by Profit Corporations, Limited Liability Companies
and Limited Partnerships

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 23, Public Acts of 1993 (limited liability companies) and Act 213, Public Acts of 1982 (limited partnerships), the undersigned entities execute the following Certificate of Merger:

1.	The Plan of Merger (Consolidation) is as follows:

	a.	The name of each constituent entity and its identification number is:	609-509
		The Muir Company	38-0857390

		RITE AID OF MICHIGAN, INC.	334 136

	b.	The name of the surviving (new) entity and its identification number is:	334-136
		Rite Aid of Michigan, Inc.	38-0857390

Corporations and Limited Liability Companies provide the street address of the survivor’s principal place of business:

30600 Telegraph Road, Bingham Farms, MI 48025

2.	(Complete only if an effective date is desired other than the date of filing. The date must be no more than 90 days after the receipt of this document in this office.)

The merger (consolidation) shall be effective on the 3rd day of March, 2007.

[SEAL]

GOLD SEAL APPEARS ONLY ON ORIGINAL

3. Complete for Profit Corporations only

For each constituent stock corporation, state:

	Designation and
	number of outstanding	Indicate class or	Indicate class or
Name of corporation	shares in each class	series of shares	series entitled
	or series	entitled to vote	to vote as a class
The Muir Company	150,000	all Common Stock	N/A
The Muir Company	5,000	Preferred Stock	N/A

If the number of shares is subject to change prior to the effective date of the merger or consolidation, the manner in which the change may occur is as follows:

The manner and basis of converting shares are as follows:

Merger of the Muir Company (foreign corp.) into Rite Aid of Michigan, Inc. (domestic corp.)

The amendments to the Articles, or a restatement of the Articles, of the surviving corporation to be effected by the merger are as follows:

The articles of Incorporation of Rite Aid of Michigan, Inc. as in effect on the Effective Date of the Merger shall continue in full force and effect as the Articles of Incorporation of Rite Aid of Michigan, Inc. and shall not be changed or amended by the Merger.

The Plan of Merger will be furnished by the surviving profit corporation, on request and without cost, to any shareholder of any constituent profit corporation.

The merger is permitted by the state or country under whose law it is incorporated and each foreign corporation has complied with that law in effecting the merger.

(Complete either Section (a) or (b) for each corporation)

a)	The Plan of Merger was approved by the majority consent of the incorporators of___________________________ , a Michigan corporation which has not commenced business, has not issued any shares, and has not elected a Board of Directors.

(Signature of Incorporator)	(Type or Print Name)	(Signature of Incorporator)	(Type or Print Name)

(Signature of Incorporator)	(Type or Print Name)	(Signature of Incorporator)	(Type or Print Name)

b)	The plan of merger was approved by:

☒	the Board of Directors of Rite Aid of Michigan, Inc., the surviving Michigan corporation, without approval of the shareholders in accordance with Section 703a of the Act.

☐	the Board of Directors and the shareholders of the following Michigan corporation(s) in accordance with Section 703a of the Act.

By	/s/ Robert B. Sari	By	/s/ Robert B. Sari
	(Signature of Authorized Officer or Agent)		(Signature of Authorized Officer or Agent)

	Robert B. Sari		Robert B. Sari
	(Type or print name)		(Type or print name)

	Rite Aid of Michigan, Inc.		The Muir Company
	(Name of Corporation)		(Name of Corporation)

[SEAL]

GOLD SEAL APPEARS ONLY ON ORIGINAL

MICHIGAN DEPARTMENT OF LABOR & ECONOMIC GROWTH
BUREAU OF COMMERCIAL SERVICES, CORPORATION DIVISION
Date Received	(FOR BUREAU USE ONLY)
[ILLEGIBLE]

FILED

NOV 08 2005

Administrator
Bureau of Commercial Services

EXPIRATION DATE: DECEMBER 31, 2010

CERTIFICATE OF RENEWAL OF ASSUMED NAME

For use by Corporations

(Please read information and instructions on reverse side)

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations) or Act 162, Public Acts of 1982 (nonprofit corporations), the corporation in item one executes the following Certificate:

1.	The corporate name, resident agent, and mailing address of the registered office are:

RITE AID OF MICHIGAN, INC.
THE CORPORATION COMPANY	334136
30600 TELEGRAPH ROAD
BINGHAM FARMS Ml 48025	Identification Number

2.	The assumed name under which business is transacted is:
RITE AID 1025

3.	The registration of the assumed name is extended for a period expiring on December 31 of the fifth full calendar year following the year in which this renewal is filed, unless sooner terminated.

4.	The document is hereby signed as required by the Act.

Signed this 2nd day of November, 2005

By:	/s/ [ILLEGIBLE]
(Signature of an Authorized Officer or Agent)

[ILLEGIBLE]
(Type or Print Name)

[SEAL]

GOLD SEAL APPEARS ONLY ON ORIGINAL

MICHIGAN DEPARTMENT OF LABOR & ECONOMIC GROWTH
BUREAU OF COMMERCIAL SERVICES, CORPORATION DIVISION
Date Received	(FOR BUREAU USE ONLY)
[ILLEGIBLE]

FILED

OCT 31 2005

Administrator
Bureau of Commercial Services

EXPIRATION DATE: DECEMBER 31, 2010

CERTIFICATE OF RENEWAL OF ASSUMED NAME

For use by Corporations

(Please read information and instructions on reverse side)

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations) or Act 162, Public Acts of 1982 (nonprofit corporations), the corporation in item one executes the following Certificate:

1.	The corporate name, resident agent, and mailing address of the registered office are:

RITE AID OF MICHIGAN, INC.
THE CORPORATION COMPANY	334136
30600 TELEGRAPH ROAD
BINGHAM FARMS Ml 48025	Identification Number

2.	The assumed name under which business is transacted is:
RITE AID 2731

3.	The registration of the assumed name is extended for a period expiring on December 31 of the fifth full calendar year following the year in which this renewal is filed, unless sooner terminated.

4.	The document is hereby signed as required by the Act.

Signed this 25th day of Oct, 2005

By	/s/ [ILLEGIBLE]
(Signature of an Authorized Officer or Agent)

[ILLEGIBLE]
(Type or Print Name)

[SEAL]

GOLD SEAL APPEARS ONLY ON ORIGINAL

MICHIGAN DEPARTMENT OF LABOR & ECONOMIC GROWTH
BUREAU OF COMMERCIAL SERVICES, CORPORATION DIVISION
Date Received	(FOR BUREAU USE ONLY)
[ILLEGIBLE]

FILED

NOV 17 2004

Administrator
Bureau of Commercial Services

EXPIRATION DATE: DECEMBER 31, 2009

CERTIFICATE OF RENEWAL OF ASSUMED NAME

For use by Corporations

(Please read information and instructions on reverse side)

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations) or Act 162, Public Acts of 1982 (nonprofit corporations), the corporation in Item one executes the following Certificate:

1.	The corporate name, resident agent, and mailing address of the registered office are:

RITE AID OF MICHIGAN, INC.
THE CORPORATION COMPANY	334136
30600 TELEGRAPH ROAD
BINGHAM FARMS Ml 48025	Identification Number

2.	The assumed name under which business is transacted is:
RITE AID BEVERAGE CENTER

3.	The registration of the assumed name is extended for a period expiring on December 31 of the fifth full calendar year following the year in which this renewal is filed, unless sooner terminated.

4.	The document is hereby signed as required by the Act.

Signed this 1st day of November, 2004

By	/s/ [ILLEGIBLE]
(Signature of an Authorized Officer or Agent)

[ILLEGIBLE]
(Type or Print Name)

[SEAL]

GOLD SEAL APPEARS ONLY ON ORIGINAL

MICHIGAN DEPARTMENT OF CONSUMER & INDUSTRY SERVICES
CORPORATION AND LAND DEVELOPMENT BUREAU
Date Received	(FOR BUREAU USE ONLY)
[ILLEGIBLE]

See Also:
055154 462020 169909 293646
241090

FILED

NOV 02 2000

Administrator
Bureau of Commercial Services

EXPIRATION DATE: DECEMBER 31, 2005

CERTIFICATE OF RENEWAL OF ASSUMED NAME

For use by Corporations

(Please read information and instructions on reverse side)

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations) or Act 162, Public Acts of 1982 (nonprofit corporations), the corporation in Item one executes the following Certificate:

1.	The corporate name, resident agent, and mailing address of the registered office are:

RITE AID OF MICHIGAN, INC.
THE CORPORATION COMPANY	334136
30600 TELEGRAPH ROAD
BINGHAM FARMS Ml 48025	Identification Number

2.	The assumed name under which business is transacted is:
RITE-AID DISCOUNT PHARMACY

3.	The registration of the assumed name is extended for a period expiring on December 31 of the fifth full calendar year following the year in which this renewal is filed, unless sooner terminated.

4.	The document is hereby signed as required by the Act.

Signed this 25th day of October, 2000

By	/s/ Vladimir Raicevic
(Signature of an Authorized Officer or Agent)

Vladimir Raicevic
(Type or Print Name)

[SEAL]

GOLD SEAL APPEARS ONLY ON ORIGINAL

MICHIGAN DEPARTMENT OF CONSUMER & INDUSTRY SERVICES
CORPORATION AND LAND DEVELOPMENT BUREAU
Date Received	(FOR BUREAU USE ONLY)
[ILLEGIBLE]
ADJUSTED PURSUANT TO TELEPHONE AUTHORIZATION			FILED
	This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.		OCT 27 2000

Name			Administrator
[ILLEGIBLE]
Address
EXPIRATION DATE:
City	State	Zip Code	December 31, 2005

Document will be returned to the name and address you enter above. If left blank document will be mailed to the registered office.

CERTIFICATE OF ASSUMED NAME

For use by Corporations, Limited Partnerships and Limited Liability Companies

(Please read information and instructions on reverse side)

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 162, Public Acts of 1982 (nonprofit corporations), Act 213, Public Acts of 1982 (limited partnerships), or Act 23, Public Acts of 1993 (limited liability companies), the corporation, limited partnership, or limited liability company in item one executes the following Certificate:

1.	The name of the corporation, limited partnership, or limited liability company is:

Rite Aid of Michigan, Inc.

2.	The identification number assigned by the Bureau is:	334-136

3.	The assumed name under which business is to be transacted is:

Rite Aid 1025

4.	This document is hereby signed as required by the Act.

COMPLETE ITEM 5 ON LAST PAGE IF THIS NAME IS ASSUMED BY MORE THAN ONE ENTITY.

Signed this 23 day of October, 2000

By	/s/ James Krahulec
(Signature)

	James Krahulec	Vice President
	(Type or Print Name)	(Type or Print Title)

(Limited Partnerships Only - Indicate Name of General Partner if the General Partner is a corporation or other entity)

[SEAL]

GOLD SEAL APPEARS ONLY ON ORIGINAL

MICHIGAN DEPARTMENT OF CONSUMER & INDUSTRY SERVICES
CORPORATION AND LAND DEVELOPMENT BUREAU
Date Received	(FOR BUREAU USE ONLY)		[ILLEGIBLE]

ADJUSTED PURSUANT TO TELEPHONE AUTHORIZATION			FILED
	This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.		OCT 27 2000

Name			Administrator
[ILLEGIBLE]
Address
EXPIRATION DATE:
City	State	Zip Code	December 31, 2005

Document will be returned to the name and address you enter above. If left blank document will be mailed to the registered office.

CERTIFICATE OF ASSUMED NAME

For use by Corporations, Limited Partnerships and Limited Liability Companies

(Please read information and instructions on reverse side)

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 162, Public Acts of 1982 (nonprofit corporations), Act 213, Public Acts of 1982 (limited partnerships), or Act 23, Public Acts of 1993 (limited liability companies), the corporation, limited partnership, or limited liability company in item one executes the following Certificate:

1.	The name of the corporation, limited partnership, or limited liability company is:

Rite Aid of Michigan, Inc.

2.	The identification number assigned by the Bureau is:	334-136

3.	The assumed name under which business is to be transacted is:

Rite Aid 2731

4.	This document is hereby signed as required by the Act.

COMPLETE ITEM 5 ON LAST PAGE IF THIS NAME IS ASSUMED BY MORE THAN ONE ENTITY.

Signed this 23 day of October, 2000

By	/s/ James Krahulec
(Signature)

	James Krahulec	Vice President
	(Type or Print Name)	(Type or Print Title)

(Limited Partnerships Only - Indicate Name of General Partner if the General Partner is a corporation or other entity)

[SEAL]

GOLD SEAL APPEARS ONLY ON ORIGINAL

MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES
CORPORATION, SECURITIES AND LAND DEVELOPMENT BUREAU
Date Received	(FOR BUREAU USE ONLY)
AUG 12 1999
This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

FILED AUG 12 1999

Name			Administrator
C T Corporation System - Jennifer A. Schwartz			[ILLEGIBLE]
Address
1635 Market Street
City	State	Zip Code	EXPIRATION DATE: December 31, 2004
Philadelphia	PA	19103

Document will be returned to the name and address you enter above. If left blank document will be mailed to the registered office.

CERTIFICATE OF ASSUMED NAME

For use by Corporations, Limited Partnership and Limited Liability Companies

(Please read information and instructions on reverse side)

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 162, Public Acts of 1982 (nonprofit corporations), Act 213, Public Acts of 1982 (limited partnerships), or Act 23, Public Acts of 1993 (limited liability companies), the corporation, limited partnership, or limited liability company in item one executes the following Certificate:

1.	The name of the corporation, limited partnership, or limited liability company is:

Rite Aid of Michigan, Inc.

2.	The identification number assigned by the Bureau is:	334-136

3.	The assumed name under which business is to be transacted is:

Rite Aid Beverage Center

4.	This document is hereby signed as required by the Act.

COMPLETE ITEM 5 ON LAST PAGE IF THIS NAME IS ASSUMED BY MORE THAN ONE ENTITY.

Signed this 4th day of August, 1999

By	/s/ I. Lawrence Gelman
(Signature)

	I. Lawrence Gelman	Vice President
	(Type or Print Name)	(Type or Print Title)

(Limited Partnerships Only - Indicate Name of General Partner if the General Partner is a corporation or other entity)

[SEAL]

GOLD SEAL APPEARS ONLY ON ORIGINAL

MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU

Date Received	(FOR BUREAU USE ONLY)
APR 03 1996			FILED

APR 05 1996

Name			Administrator
Fred C. Lovejoy			Michigan Department of commerce
Address			corporation & securities bureau
427 S. Capitol Avenue
City	State	Zip Code
Lansing	MI	48933	EFFECTIVE DATE

Document will be returned to the name and address you enter above

CERTIFICATE OF TERMINATION OF ASSUMED NAME

For use by Corporations, Limited Partnership and Limited Liability Companies

(Please read information and instructions on reverse side)

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 162, Public Acts of 1982 (nonprofit corporations), Act 213, Public Acts of 1982 (limited partnerships), or Act 23, Public Acts of 1993 (limited liability companies), the corporation, limited partnership, or limited liability company in item one executes the following Certificate:

1.	The true name of the corporation, limited partnership, or limited liability company is:
Rite Aid of Michigan, Inc.

2.	The identification number assigned by the Bureau is:	3	3	4	-	1	3	6

3.	The assumed name to be terminated is:
Rite Price

4.	The Certificate of Assumed Name filed on the 29th day of July, 1992 is hereby terminated.

Signed this 1st day of April, 1996

By	/s/ Michael Comer
(Signature)

Michael Comer, Assistant Secretary
	(Type or Print Name)	(Type or Print Title)

(Limited Partnerships Only - Indicate Name of General Partner if a corporation or other entity)

[SEAL]

GOLD SEAL APPEARS ONLY ON ORIGINAL

MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITES BUREAU
Date Received	(FOR BUREAU USE ONLY)
AUG 10 1995			FILED
[ILLEGIBLE]
AUG 10 1995

Name			Administrator
Michael A. McMenamin			Michigan Department of commerce
Address			corporation & securities bureau
800 Michigan National Tower
City	State	Zip Code
Lansing	MI	48933	EXPIRATION DATE: DECEMBER 31, [ILLEGIBLE]

Document will be returned to the name and address you enter above

CERTIFICATE OF ASSUMED NAME

For use by Corporations. Limited Partnership and Limited Liability Companies

(Please read information and instructions on reverse side)

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 162, Public Acts of 1982 (nonprofit corporations), Act 213, Public Acts of 1982 (limited partnerships), or Act 23, Public Acts of 1993 (limited liability companies), the corporation, limited partnership, or limited liability company in item one executes the following Certificate:

1.	The true name of the corporation, limited partnership, or limited liability company is:

Rite Aid of Michigan, Inc.

2.	The identification number assigned by the Bureau is:	3	3	4	-	1	3	6

3.	The location of the corporation or limited liability company registered office in Michigan or the office at which the limited partnerships records are maintained is:

	5400 Perry Drive,	P.O. Box 436021	Pantiac,	MI	48343-6021
	(Street Address)		(City)	(State)	(ZIP Code)

4.	The assumed name under which business is to be transacted is:
Rite-Aid Discount Pharmacy

COMPLETE ITEM 5 ON LAST PAGE IF THIS NAME IS ASSUMED BY MORE THAN ONE ENTITY.

Signed this 4th day of August, 1995

By	/s/ James E. Krahulec
(Signature)

	James E. Krahulec	Treasurer
	(Type or Print Name)	(Type or Print Title)

Rite Aid of Michigan, Inc.
(Limited Partnerships Only - Indicate Name of General Partner if a corporation or other entity)

[SEAL]

GOLD SEAL APPEARS ONLY ON ORIGINAL

5.	If the same name is assumed by two or more corporations, limited partnerships, or limited liability companies, or any combination thereof, each participant corporation, limited partnership, or limited liability company shall file a separate certificate. Each assumed name certificate shall reflect the correct true name or qualifying assumed name of the other corporations, limited partnerships, or limited liability companies which are simultaneously adopting the same assumed name.

An entity that already has the assumed name shall simultaneously file a Certificate of Termination of Assumed Name and a new Certificate of Assumed Name.

Listed below in alphabetical order are the participating corporations and/or limited partnerships and/or limited liability companies and their identification numbers.

1.	Rite-Aid of Michigan, Inc.	3	3	4	-	1	3	6

2	Perry Drug Stores, Inc	0	5	5	-	1	5	4

3	RDS Detroit, Inc.	4	6	2	-	0	2	0

4	Perry Distributors, Inc.	1	6	9	-	9	0	9

5	APEX Drug Stores, Inc.	2	9	3	-	6	4	6

6	PDS-1 Michigan, Inc.	2	4	1	-	0	9	0

7.					-

8.					-

9.					-

10.					-

11.					-

12.					-

13.					-

14.					-

15.					-

[SEAL]

GOLD SEAL APPEARS ONLY ON ORIGINAL

MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU

Date Received	(FOR BUREAU USE ONLY)

AUG 10 1995	FILED

AUG 10 1995

Name	Administrator
Michael A. McMenamin	MICHIGAN DEPARTMENT OF COMMERCE
Address	Corporation & Securities Bureau
800 Michigan National Tower

City	State	Zip Code
Lansing,	MI	48933	EFFECTIVE DATE:

Document will be returned to the name and address you enter above

CERTIFICATE OF TERMINATION OF ASSUMED NAME

For use by Corporations, Limited Partnerships and Limited Liability Companies

(Please read information and instructions on reverse side)

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 162, Public Acts of 1982 (nonprofit corporations), Act 213, Public Acts of 1982 (limited partnerships), or Act 23, Public Acts of 1993 (limited liability companies), the corporation, limited partnership, or limited liability company In item one executes the following Certificate:

1.	The true name of the corporation, limited partnership, or limited liability company is:

Rite Aid of Michigan, Inc.

2.	The identification number assigned by the Bureau is:	3	3	4	-	1	3	6

3.	The assumed name to be terminated is:

Rite Aid Discount Pharmacy

4.	The Certificate of Assumed Name filed on the 30th day of August, 1991 is hereby terminated.

Signed this 4th day of August, 1995

By	/s/ James E. Krahulec
(signature)

James E. Krahulec	Treasurer
(Type or Print Name)	(Type or Print Title)

Rite Aid of Michigan, Inc.
(Limited Partnerships Only-Indicate Name of General Partner if a corporation or other entity)

[SEAL]

GOLD SEAL APPEARS ONLY ON ORIGINAL 14201

FILED

MAY 14 1993

Administrator
ILLEGIBLE	MICHIGAN DEPARTMENT OF COMMERCE
CORPORATION AND SECURITIES BUREAU	Corporation & Securities Bureau

CT System

May 5, 1993

CT Corporation System
1633 Broadway
New York, NY 10019
212 246 5070

Thomas Pierson, Deputy Director	MAY 06 1993
Michigan Department of Commerce
Corporation & Security Bureau
6546 Mercantile Way
Lansing, Michigan 48909

RE: CHANGE OF REGISTERED OFFICE ADDRESS

Dear Mr. Pierson,

This letter is to certify that The Corporation Company has changed its address from: 615 Griswold Street, Detroit, Michigan 48226 to: 30600 Telegraph Road, Bingham Farms, Michigan 48025. We will notify all active corporations for which The Corporation Company is the resident agent of this change of address.

Enclosed is our check for $52,000.00 to cover the filing fee for the 10,294 active profit and non-profit corporations for which your records indicate The Corporation Company is agent. This payment will include the fee for providing us with an alphabetical listing of the names of all the corporations for which the registered office has been changed. Also included in this payment is the fee for a clean-up list which we will request within 30 days of the filing.

Please confirm in writing the date that this change was effectuated on your records.

Thank you in advance for your cooperation in this matter.

Very truly yours,

/s Kenneth J. Uva
Kenneth J. Uva
Vice President

KJU:mh
encl.

Sworn before me this 5th day of May, 1993.

THERESA ALFIERI	[ILLEGIBLE]
Notary Public, State of New York
No. 4703698
Qualified in Kings County
Certificate Filed in New York County
Commission Expires Dec. 31, 1993

[SEAL]

GOLD SEAL APPEARS ONLY ON ORIGINAL

MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION ANO SECURITIES BUREAU

( FOR BUREAU USE ONLY)		Date Received
JUN 24 1992
FILED

JUL 29 1992

Administrator
MICHIGAN DEPARTMENT OF COMMERCE
Corporation & Securities Bureau
EXPIRATION DATE: December 31,1997

CERTIFICATE OF ASSUMED NAME

For use by Corporations and Limited Partnerships

(Please read instructions and Paperwork Reduction Act notice on reverse side)

Pursuant to the provisions of Act 284, Public Acts of 1972, as amended (profit corporations), Act 162, Public Acts of 1982, as amended (nonprofit corporations), or Act 213, Public Acts of 1982, as amended (limited partnerships), the corporation or limited partnership in item one below executes the following Certificate:

1.	The true name of the corporation or limited partnership is:

Rite Aid of Michigan, Inc.

2.	The identification number assigned by the Bureau is:	3	3	4	-	1	3	6

3.	The location of the corporate registered office in Michigan or the office at which the limited partnership records are maintained is:

	615 Griswold St.	Detroit	Michigan	48226
	(street Address)	(City)	(State)	(ZIP Code)

4.	The assumed name under which business is to be transacted is:

Rite Price

Signed this 8th day of June, 1992

By	/s/ Charles J. Slane
(signature)

Charles J. Slane	Vice President
(Type or Print Name)	(Type or Print Title)

(Limited Partnerships Only - Indicate Name of General Partner if a corporation or other entity)

[SEAL]

GOLD SEAL APPEARS ONLY ON ORIGINAL

DOCUMENT WILL BE RETURNED TO NAME AND MAILING ADDRESS	Name of person or organization
INDICATED IN THE BOX BELOW. Include name, street and number	remitting fees:
(or P.O. box), city, state and ZIP code.

Timothy F. O'Connell	Preparer's name and business
CT Corporation System	telephone number:
1635 Market Street	Timothy F. O'Connell
Philadelphia, PA 19103	(215) 563-7750

INFORMATION AND INSTRUCTIONS

1.	This form is issued under the authority of Act 284, P.A. of 1972, as amended, Act 162, P.A. of 1982, as amended, and Act 213, P.A. of 1982, as amended. The certificate of assumed name cannot be filed until this form, or a comparable document is submitted.

2.

Submit one original copy of this document. Upon filing, a microfilm copy will be prepared for the records of the Corporation and Securities Bureau. The original copy will be returned to the address appearing in the box above as evidence of the filing.

Since this document must be microfilmed, it is important that the filing be legible. Documents with poor black and white contrast, or otherwise illegible, will be rejected.

3.	This certificate is to be used by a corporation or limited partnership desiring to transact business under an assumed name other than the true name of the corporation or limited partnership.

4.	The certificate shall be effective for a period expiring on December 31 of the fifth full calendar year following the year in which it was filed, unless a certificate of termination is filed.

5.	The same name may be assumed by two or more corporations participating together in any partnership or joint venture; similarly, the same name may be assumed by two or more limited partnerships participating together in any partnership or joint venture.

6.	Item 1- The true name of a corporation is that contained in its most recent articles of incorporation (as amended or restated) or certificate of authority. For limited partnerships, it is the name contained in its most recent certificate of limited partnership (as amended or restated) or application for registration. If a name was placed in item 1(b) of the application for registration, enter that name. Otherwise, enter the name from item 1(a).

7.	Item 2- Enter the identification number previously assigned by the Bureau. If this number is unknown. leave it blank.

8.	Item 3 - If a foreign limited partnership, this address must be that shown in item 6 of the application for registration to transact business In Michigan.

9.	If a corporation, this certificate must be signed in ink by the president, vice-president, chairperson, or vice-chairperson. If a limited partnership, it must be signed in ink by at least one general partner.

10.	FEES Filing fee (Make remittance payable. to State of Michigan) $10.00

11.	Mail form and fee to:
Michigan Department of Commerce, Corporation and Securities Bureau, Corporation Division, P.O. Box 30054, Lansing, MI 48909, Telephone: (517) 334-6302

[SEAL]

GOLD SEAL APPEARS ONLY ON ORIGINAL

MICHIGAN DEPARTMENT OF COMMERCE — CORPORATION AND SECURITIES BUREAU

(FOR BUREAU USE ONLY)		Date Received
AUG 21 1991
FILED

AUG 30 1991

Administrator
MICHIGAN DEPARTMENT OF COMMERCE
Corporation & Securities Bureau
EFFECTIVE DATE: December 31,1996

CERTIFICATE OF ASSUMED NAME

For use by Corporations and Limited Partnerships

(Please read information and instructions on reverse side)

Pursuant to the provisions of Act 284, Public Acts of 1972.               (profit corporations), Act 162, Public Acts of 1982                (nonprofit corporations), or Act 213, Public Acts of 1982                    (limited partnerships), the corporation or limited partnership in item one below executes the following Certificate:

1.	The true name of the corporation or limited partnership is:

RITE AID OF MICHIGAN, INC.

2.	The identification number assigned by the Bureau Is:	3	3	4	-	1	3	6

3.	The location of the corporate registered office or the office at which the limited partnership records are maintained is:

	The Corporation Ccmpany, 615 Griswold st.,	Detroit,	Michigan	48226
	(street Address)	(City)	(State)	(ZIP Code)

4.	The assumed name under which business is to be transacted is:

RITE AID DISCOUNT PHARMACY

Signed this l4th day of August, 1991

By	/s/ Charles J. Slane
(Signature)

Charles J. Slane	Vice President
(Type of Print Name)	(Type or Print Tide)

(Limited Partnerships Only-Indicate Name of General Partner if a corporation or other entity)

[SEAL]

(MICH. - 2506 - 10/23/89)

GOLD SEAL APPEARS ONLY ON ORIGINAL

DOCUMENT WILL BE RETURNED TO NAME AND MAILING ADDRESS	Name of person or organization
INDICATED IN THE BOX BELOW. Include name, street and number	remitting fees:
(or P.O. box), city, state and ZIP code.
C T Corporation System

C T Corporation System	Preparer's name and business
1635 Market Street	telephone number:
Philadelphia, PA 19103	James J. Robinson

Attention: James J. Robinson	(800) 622-1428

 INFORMATION AND INSTRUCTIONS

1.	In order to file an assumed name with this agency this form, or a comparable document, must be submitted. This certificate of assumed name is to be used by a corporation or limited partnership desiring to transact business under an assumed name other than the true name of the corporation or limited partnership.

2.	Submit one original copy of this document. Upon filing, a microfilm copy will be prepared for the records of the Corporation and Securities Bureau. The original copy will be returned to the address appearing in the box above as evidence of the filling.

Since this document must be microfilmed, it is important that the filing be legible. Documents with poor black and white contrast, or otherwise illegible, will be rejected,

3.	The certificate shall be effective for a period expiring on December 31 of the fifth full calendar year following the year in which it was filed, unless a certificate of termination is filed.

4.	The same name may be assumed by two or more limited partnerships participating toget- her in any partnership or joint venture. The same name may be assumed by two or more corporations, or by one or more corporations and one or more limited partnerships or other enterprises, in the case of corporations and other enterprises participating together in a partnership or joint venture. Each participant corporation shall file a certificate under this section.

5.	Item 1 — For domestic corporations and limited partnerships, the true name is the name contained in its current articles of incorporation or certificate of limited partnership (as amended or restated.) For foreign corporations and limited partnerships the true name is that name under which it obtained its authority to transact business or conduct affairs in Michigan.

6.	Item 2 — Enter the identification number previously assigned by the Bureau. If this number is unknown, leave it blank.

7.	Item 3 — If a foreign limited partnership, this address must be that shown in item 6 of the application for registration to transact business in Michigan.

8.	If a corporation, this certificate must be signed in ink by an authorized officer or agent of the corporation. If a limited, partnership, it must be signed in ink by at least one general partner.

9.	FEES: (Make remittance payable to State of Michigan) $10.00

10.	Mail form and fee to: Michigan Department of Commerce, Corporation and Securities Bureau, Corporation Division, P.O. Box 30054, 6546 Mercantile Way, Lansing, MI 48909, Telephone: (517) 334-6302

[SEAL]

GOLD SEAL APPEARS ONLY ON ORIGINAL

MICHIGAN DEPARTMENT OF COMMERCE — CORPORATION AND SECURITIES BUREAU

(FOR BUREAU USE ONLY)		Date Received
AUG 2 1 1991
FILED

AUG 30 1991

Administrator
MICHIGAN DEPARTMENT OF COMMERCE
Corporation & Securities Bureau
EXPIRATION DATE: December 31,1996

CERTIFICATE OF ASSUMED NAME

For use by Corporations and Limited Partnerships

(Please read information and instructions on reverse side)

Pursuant to the provisions of Act 284, Public Acts of 1972.              (profit corporations), Act 162, Public Acts of 1982                (nonprofit corporations), or Act 213, Public Acts of 1982                    (limited partnerships), the corporation or limited partnership in item one below executes the following Certificate:

1.	The true name of the corporation or limited partnership is:

RITE AID OF MICHIGAN, INC.

2.	The identification number assigned by the Bureau is:	3	3	4	-	1	3	6

3.	The location of the corporate registered office or the office at which the limited partnership records are maintained is:

	The Corporation Ccmpany, 615 Griswald street,	Detroit,	Michigan	48226
	(street Address)	(City)	(State)	(ZIP Code)

4.	The assumed name under which business is to be transacted is:

THRIF-D PHARMACY

Signed this l4th day of August, 1991

By	/s/ Charles J. Slane
(Signature)

Charles J. Slane	Vice President
(Type of Print Name)	(Type or Print Tide)

(Limited Partnerships Only-Indicate Name of General Partner if a corporation or other entity)

[SEAL]

(MICH. - 2506 - 10/23/89)

GOLD SEAL APPEARS ONLY ON ORIGINAL

DOCUMENT WILL BE RETURNED TO NAME AND MAILING ADDRESS	Name of person or organization
INDICATED IN THE BOX BELOW. Include name, street and number	remitting fees:
(or P.O. box), city, state and ZIP code.
C T Corporation System

C T Corporation System	Preparer's name and business
1635 Market Street	telephone number:
Philadelphia, PA 19103	James J. Robinson

Attention: James J. Robinson	(800) 622-1428

INFORMATION AND INSTRUCTIONS

1.	In order to file an assumed name with this agency this form, or a comparable document, must be submitted. This certificate of assumed name is to be used by a corporation or limited partnership desiring to transact business under an assumed name other than the true name of the corporation or limited partnership.

2.	Submit one original copy of this document. Upon filing, a microfilm copy will be prepared for the records of the Corporation and Securities Bureau. The original copy will be returned to the address appearing in the box above as evidence of the filing.

Since this document must be microfilmed, it is important that the filing be legible. Documents with poor black and white contrast, or otherwise illegible, will be rejected.

3.	The certificate shall be effective for a period expiring on December 31 of the fifth full calendar year following the year in which it was filed, unless a certificate of termination is filed.

4.	The same name may be assumed by two or more limited partnerships participating toget- her in any partnership or joint venture. The same name may be assumed by two or more corporations, or by one or more corporations and one or more limited partnerships or other enterprises, in the case of corporations and other enterprises participating together in a partnership or joint venture. Each participant corporation shall file a certificate under this section.

5.	Item 1- For domestic corporations and limited partnerships, the true name is the name contained in its current articles of incorporation or certificate of limited partnership (as amended or restated.) For foreign corporations and limited partnerships the true name is that name under which it obtained its authority to transact business or conduct affairs in Michigan.

6.	Item 2-Enter the identification number previously assigned by the Bureau. If this number is unknown, leave it blank.

7.	Item 3-If a foreign limited partnership, this address must be that shown in item 6 of the application for registration to transact business in Michigan.

8.	If a corporation, this certificate must be signed in ink by an authorized officer or agent of the corporation. If a limited partnership, it must be signed in ink by at least one general partner.

9.	FEES: (Make remittance payable to State of Michigan) $10.00

10.	Mail form and fee to:

Michigan Department of Commerce, Corporation and Securities Bureau, Corporation Division, P.O. Box 30054, 6546 Mercantile Way, Lansing, MI 48909, Telephone: (517) 334-6302

[SEAL]

GOLD SEAL APPEARS ONLY ON ORIGINAL

MICHIGAN DEPARTMENT OF COMMERCE — CORPORATION AND SECURITIES BUREAU

(FOR BUREAU USE ONLY)		Date Received
FILED

	JUN 19 1984	JUN 19 1984

Administrator
MICHIGAN DEPARTMENT OF COMMERCE
Corporation & Securities Bureau
EFFECTIVE DATE:

CORPORATION IDENTIFICATION NUMBER	3	3	4	-	1	3	6

ARTICLES OF INCORPORATION

For use by Domestic Profit Corporations

(Please read instructions on last page before completing form)

Pursuant to the provisions of Act 284, Public Acts of 1972, as amended, the undersigned corporation executes the following Articles:

Article 1

The name of the corporation is:

RITE AID OF MICHIGAN, INC.

Article II

The purpose or purposes for which the corporation is organized is to engage in any activity within the purposes for which corporations may be organized under the Business Corporation Act of Michigan.

Article III

The total authorized capital stock is:

Common Shares 1,000                                                            Par Value Per Share $ 1.00

1.  Preferred Shares                                                       Par Value Per Share $

and/or shares without par value as follows:

Common Shares                                                        Stated Value Per Share $

2.  Preferred Shares                                                         Stated Value Per Share $

3.  A statement of all or any of the relative rights, preferences and limitations of the shares of each class is as  follows:

[SEAL]

GOLD SEAL APPEARS ONLY ON ORIGINAL

Article IV

1. The address of the registered office is:

c/o The Corporation Company, 615 Griswold Street,	Detroit,	, Michigan	48226
(Street Address)	(city)		(Zip code)

 2. The mailing address of the registered office if different than above:

, Michigan
(PO Box)	(city)		(Zip code)

3. The name of the resident agent at the registered office is:	The Corporation Company

Article V

The name(s) and address(es) of the incorporator(s) is (are) as follows:
Name	Residence or Business Address
Timothy F. O'Connell	123 South Broad Street, Philadelphia, PA	19109
Dawn Atherholt	123 South Broad Street, Philadelphia, PA	19109
B J Verdon	123 South Broad Street, Philadelphia, PA	19109

Article VI (Optional. Delete if not applicable)

When a compromise or arrangement or a plan of reorganization of this corporation is proposed between this corporation and its creditors or any class of them or between this corporation and its shareholders or any class of them, a court of equity jurisdiction within the state, on application of this corporation or of a creditor or shareholder thereof, or on application of a receiver appointed for the corporation, may order a meeting of the creditors or class of creditors or of the shareholders or class of shareholders to be affected by the proposed compromise or arrangement or reorganization, to be summoned in such manner as the court directs. If a majority in number representing 3/4 in value of the creditors or class of creditors, or of the shareholders or class of shareholders to be affected by the proposed compromise or arrangement or a reorganization, agree to a compromise or arrangement or a reorganization of this corporation is a consequence of the compromise or arrangement, the compromise or arrangement and the reorganization, if sanctioned by the court to which the application has been made, shall be binding on all the creditors or class of creditors, or on all the shareholders or class of shareholders and also on this corporation.

Article VII (Optional. Delete if not applicable)

Any action required or permitted by the Act to be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were present and voted.

Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to shareholders who have not consented in writing.

[SEAL]

GOLD SEAL APPEARS ONLY ON ORIGINAL

Use space below for additional Articles or for continuation of previous Articles. Please identity any Article being Continued or added. Attach additional pages if needed.

I (We), the incorporator(s) sign my (our) name(s) this          [ILLEGIBLE]         day of          [ILLEGIBLE]         ,19         [ILLEGIBLE]        .

[ILLEGIBLE]
[ILLEGIBLE]
[ILLEGIBLE]

[SEAL]

GOLD SEAL APPEARS ONLY ON ORIGINAL

DOCUMENT WILL BE RETURNED TO NAME AND MAILING ADDRESS INDICATED
IN THE BOX BELOW. Include name, street and number (or
P.O. box), city, state and ZIP code.

C T CORPORATION SYSTEM	Telephone:
123 South Broad Street	Area Code: 215
Philadelphia, PA 19109	Number 735-7861
Att: Timothy F. O'Connell

INFORMATION AND INSTRUCTIONS

1.	Submit one original copy of this document. Upon filing, a microfilm copy will be prepared for the records of the Corporation and Securities Bureau. The original copy will then be returned to the address appearing in the box above as evidence of filing.

Since this documant must be microfilmed, it is important that the filing be legible. Documents with poor black and white contrast, or otherwise illegible, will be rejected.

2.	This document is to be used pursuant to the provisions of Act 284, P.A. of 1972, by one or more persons for the purpose of forming a domestic profit corporation.

3.	Article I — The corporate name of a domestic profit corporation is required to contain one of the following words or abbreviations: "Corporation", "Company", "Incorporated", "Limited", "Corp.", "Co.", "Inc.," or "Ltd.".

4.	Article II — State, in general terms, the character of the particular business to be carried on. Under section 202(b) of the Act, it is sufficient to state substantially, alone or without specifically enumerated purposes, that the corporation may engage in any activity within the purposes for which corporations may be organized under the Act. The Act requires, however, that educational corporations state their specific purposes.

5.	Article III — (2) The Act requires the incorporators of a domestic corporation having shares without par value to submit in writing the amount of consideration proposed to be received for each share which shall be allocated to stated capital. Such stated value may be indicated either in item 2 of article III or in a written statement accompanying the articles of incorporation.

6.	Article IV — A post office box may not be designated as the address of the registered office. The mailing address may differ from the address of the registered office only if a post office box address in the same city as the registered office is designated as the mailing address.

7.	Article V — The Act requires one or more incorporators. The address(es) should include a street number and name (or other designation), city and state.

8.	The duration of the corporation should be stated in the articles only if the duration is not perpetual.

9.	This document is effective on the date approved and filed by the Bureau. A later effective date, no more than 90 days after the date of delivery, may be stated as an additional article.

10.	The articles must be signed in ink by each incorporator. The names of the incorporators as set out in article V should correspond with the signatures

11.	FEES:

Filing fee	$10.00
Franchise fee — 1/2 mill (.0005) on each dollar of authorized
capital stock, with a minimum franchise fee of	$25.00
Total minimum fees (Make remittance payable to State of Michigan)	$35.00

12.	Mail form and fee to:
Michigan Department of Commerce
Corporation and Securities Bureau
Corporation Division
P.O. Box-30054
Lansing, MI 48909
Telephone: (517) 373-0493

[SEAL]

GOLD SEAL APPEARS ONLY ON ORIGINAL

MICHIGAN DEPARTMENT OF LABOR & ECONOMIC GROWTH
BUREAU OF COMMERCIAL SERVICES
Date Received	(FOR BUREAU USE ONLY)
FILED
JUL 30 2007	This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.		JUL 30 2007

Name			Administrator
Rite Aid Corporation / Attn: Secretary			BUREAU OF COMMERCIAL SERVICES
Address
30 Hunter Lane
City	State	Zip Code	EXPIRATION DATE:
Camp Hill	PA	17011	DECEMBER 31,2012

Document will be returned to the name and address you enter above. If left blank document will be mailed to the registered office.

CERTIFICATE OF ASSUMED NAME

For use by Corporations, Limited Partnerships and Limited Liability Companies

(Please read information and instructions on reverse side)

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 162, Public Acts of 1982

(nonprofit corporations), Act 213, Public Acts of 1982 (limited partnerships), or Act 23, Public Acts of 1993 (limited liability companies), the corporation, limited Partnership, or limited liability company in item one executes the following Certificate:

1.	The name of the corporation, limited partnership, or limited liability company is:
Rite Aid of Maryland, Inc.

2.	The identification number assigned by the Bureau is:	334136

3.	The assumed name under which business is to be transacted is:
City Drug

4.	This document is hereby signed as required by the Act.

COMPLETE ITEM 5 ON LAST PAGE IF THIS NAME IS ASSUMED BY MORE THAN ONE EN11TY.

Signed this 16th day of July, 2007

By	/s/ I. Lawrence Gelman
(Signature)

	I. Lawrence Gelman	Vice President
	(Type or Print Name)	(Type or Print Title or Capacity)

(Limited Partnerships Only - Indicate Name of General Partner if the General Partner is a corporation or other entity)

[SEAL]

GOLD SEAL APPEARS ONLY ON ORIGINAL

MICHIGAN DEPARTMENT OF LABOR & ECONOMIC GROWTH
BUREAU OF COMMERCIAL SERVICES
Date Received	(FOR BUREAU USE ONLY)
FILED
JUL 30 2007	This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.		JUL 30 2007

Name			Administrator
Rite Aid Corporation / Attn: Corporate Secretary			BUREAU OF COMMERCIAL SERVICES
Address
30 Hunter Lane
City	State	Zip Code	EXPIRATION DATE:
Camp Hill	PA	17011	DECEMBER 31, 2012

Document will be returned to the name and address you enter above. If left blank document will be mailed to the registered office.

CERTIFICATE OF ASSUMED NAME

For use by Corporations, Limited Partnerships and Limited Liability Companies

(Please read information and instructions on reverse side)

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 162, Public Acts of 1982

(nonprofit corporations), Act 213, Public Acts of 1982 (limited partnerships), or Act 23, Public Acts of 1993 (limited liability companies), the corporation, limited partnership , or limited liability company in item one executes the following Certificate:

1.	The name of the corporation, limited partnership, or limited liability company is:
Rite Aid of Michigan, Inc.

2.	The identification number assigned by the Bureau is:	334136

3.	The assumed name under which business is to be transacted is:
Pankonin Rexall Drug Store

4.	This document is hereby signed as required by the Act.

COMPLETE ITEM 5 ON LAST PAGE IF THIS NAME IS ASSUMED BY MORE THAN ONE ENTITY.

Signed this 17th day of July, 2007

By	/s/ I. Lawrence Gelman
(Signature)

I. Lawrence Gelman, Vice President
	(Type or Print Name)	(Type or Print Title or Capacity)

(Limited Partnerships Only - Indicate Name of General Partner if the General Partner is a corporation or other entity)

[SEAL]

GOLD SEAL APPEARS ONLY ON ORIGINAL

MICHIGAN DEPARTMENT OF LABOR & ECONOMIC GROWTH
BUREAU OF COMMERCIAL SERVICES
Date Received	(FOR BUREAU USE ONLY)
FILED
JAN 06 2009	This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.	JAN 06 2009

Name		Administrator
Ann J. Williams, Sr. Customer Specialist CT Corporation System 1515 Market Street, Suite 1210	745008250	BUREAU OF COMMERCIAL SERVICE
Address
Philadelphia, PA 19102
City	Zip Code	EXPIRATION DATE
		DECEMBER 31, 2014

Document will be returned to the name and address you enter above. If left blank document will be mailed to the registered office.

CERTIFICATE OF ASSUMED NAME

For use by Corporations, Limited Partnerships and Limited Liability Companies

(Please read information and instructions on reverse side)

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 162, Public Acts of 1982

(nonprofit corporations), Act 213, Public Acts of 1982 (limited partnerships), or Act 23, Public Acts of 1993 (limited liability companies), the corporation, limited Partnership, or limited liability company in item one executes the following Certificate:

1.	The name of the corporation, limited partnership, or limited liability company is:
Rite Aid of Michigan, Inc.

2.	The identification number assigned by the Bureau is:	334136

3.	The assumed name under which business is to be transacted is:
Snyder's Pharmacy

4.	This document is hereby signed as required by the Act.

COMPLETE ITEM 5 ON LAST PAGE IF THIS NAME IS ASSUMED BY MORE THAN ONE ENTITY.

Signed this 20th day of November, 2008

By	/s/ I. Lawrence Gelman
(Signature)

I. Lawrence Gelman, Vice President & Asst Secretary
	(Type or Print Name)	(Type or Print Title on Capacity)

(Limited Partnerships Only - Indicate Name of General Partner if the General Partner is a corporation or other entity)

[SEAL]

GOLD SEAL APPEARS ONLY ON ORIGINAL

MICHIGAN DEPARTMENT OF LICENSING AND REGULATORY AFFAIRS

FILING ENDORSEMENT

This is to Certify that the CERTIFICATE OF MERGER

for

RITE AID OF MICHIGAN, INC.

ID NUMBER: 334136

received by facsimile transmission on February 24, 2017 is hereby endorsed.

Filed on February 24, 2017 by the Administrator.

This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

[SEAL] Sent by Facsimile Transmission	In testimony whereof, I have hereunto set my hand and affixed the Seal of the Department, in the City of Lansing, this 24th day of February, 2017.
/s/ Julia Dale

[SEAL]	Julia Dale, Director Corporations, Securities & Commercial Licensing Bureau

GOLD SEAL APPEARS ONLY ON ORIGINAL

MICHIGAN DEPARTMENT OF LICENSING AND REGULATORY AFFAIRS
CORPORATIONS, SECURITIES & COMMERCIAL LICENSING BUREAU
Date Received	(FOR BUREAU USE ONLY)

This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

Name
Rite Aid of Michigan, Inc.
Address
27401 6 Mile Rd.			EFFECTIVE DATE:
City	State	Zip Code	EXPIRATION DATE for new assumed names: December 31,
Livonia	MI	48152	Expiration date for transferred assumed names appear on page 2.

Document will be returned to the name and address you enter above. If left blank, document will be returned to the registered office.

CERTIFICATE OF MERGER

Cross Entity Merger for use by Corporations, Limited Liability Companies,
and Limited Partnerships

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 162, Public Acts of 1982 (nonprofit corporations), Act 23, Public Acts of 1993 (limited liability companies), or Act 213, Public Acts of 1982 (limited partnerships), the undersigned entities execute the following Certificate of Merger:

1.	The Plan of Merger (Consolidation) is as follows:

a.	The name of each constituent entity and its identification number is:

	Northline &.DIX - Toledo - Southgate, LLC	B31855

	Paw Paw Lake Road & Paw Paw Avenue - Columa, Michigan LLC	B91855

	Seven Mile and Bvergreen - Detroit, LLC	B31142
See attached
b.	The name of the constituent entity that will be the surviving (new) entity and its identification number is:
	Rite Aid of Michigan, Inc.	334136

Corporations and Limited Liability Companies provide the street address of the survivor's principal place of business:
30 Hunter Lane, Camp Hill, PA 17011-2400 (Attn: Tax Department)

2.	(Complete only if a later effective date is desired other than the date of filing. The date must be no more than 90 days after the receipt of this document in this office.)

The merger (consolidation) shall be effective on the _____day of ________ , _________.

[SEAL]

GOLD SEAL APPEARS ONLY ON ORIGINAL

Complete for Profit Corporations Only

For each constituent stock corporation, state:

	Designation and	Indicate class or	Indicate class or
	number of outstanding	series of shares	series entitled to vote
Name of corporation	shares in each class	entitled to vote	as a class, if any
or series
Rite Aid of Michigan, Inc	1,000 common stock	All common stock	N/A

If the number of shares is subject to change prior to the effective date of the merger, the manner in which the change may occur is as follows:

The manner and basis of converting shares are as follows:

The amendments to the Articles, or a restatement of the Articles, of the surviving corporation to be effected by the merger are as follows:

The Plan of Merger will be furnished by the surviving profit corporation, on request and without cost, to any shareholder of any constituent profit corporatlon.

The merger is permitted by the state or country under whose law it is incorporated and each foreign corporation has complied with that law in effecting the merger.

(Complete either Section (a) or (b) for each corporation)

a)	The Plan of Merger was approved by the unanimous consent of the incorporators of ___________________________ , a Michigan corporation which has not commenced business, has not issued any shares, and has not elected a Board of Directors.

(Signature of lncorporator)	(Type or Print Name)	(Signature of lncorporator)	(Type or Print Name)

(Signature of lncorporator)	(Type or Print Name)	(Signature of lncorporator)	(Type or Print Name)

b.	The plan of merger was approved by:

☒	the Board of Directors of Rite Aid of Michigan, Inc., the surviving Michigan corporation, without approval of the shareholders in accordance with Section 703a of the Act.

☐	the Board of Directors and the shareholders of the following Michigan corporation(s) in accordance with Section 703a of the Act.

By	/s/ Susan Lowell	By
	(Signature of Authorized Officer or Agent)		(Signature of Authorized Officer or Agent)

Susan Lowell
	(Type or print name)		(Type or Print Name)

Rite Aid of Michigan.Inc
	(Name of Corporation)		(Name of Corporation)

[SEAL]

GOLD SEAL APPEARS ONLY ON ORIGINAL

Complete for Limited Liability Companies Only

Check one of the following if Limited Liability Company is the survivor.

☐	There are no changes to be made to the Articles of Organization of the surviving limited liability company,

☐	The amendments to the Articles, or a restatement of the Articles, of the surviving limited liability company to be effected by the merger are as follows:

The manner and basis of converting the membership interests are as follows:

As of the effective time of the mergers. by virtue of the mergers and without any action on the part of the holder thereof, each limited liability company interest of each limited liability company listed on this certificate of merger existing immediately prior to the effective time shall be converted into the right to receive no consideration. and shall be retired and shall cease to exist.

The Plan of Merger was approved by the members of each constituent limited liability company in accordance with section 702(1).

The Plan of Merger was approved by the members of each domestic limited liability company in accordance with section 705a(5) and by each constituent business organization in the manner provided by the laws of the jurisdiction in which it is organized.

For each limited liability company involved in the merger, this document is signed in accordance with Section 103 of the Act.

Signed this 24 day of February, 2017

By	/s/ Douglas Donley
(Signature of Member, Manager or Authorized Agent)

Douglas Donley Vice President b & Asst Secretary
(Type or Print Name and Capacity)

NORTHLINE & DIX - TOLEDO - SOUTHGATE, LLC
(Name of Limited Liability Company)

Signed this 24 day of February, 2017

By	/s/ Douglas Donley
(Signature of Member, Manager or Authorized Agent)

Douglas Donley Vice President b & Asst Secretary
(Type or Print Name and Capacity)

SEVEN MILE AND EVERGREEN - DETROIT, LLC
(Name of Limited Liability Company)

[SEAL]

GOLD SEAL APPEARS ONLY ON ORIGINAL

Complete for Limited Liability Companies Only

Check one of the following If Limited Liability Company is the survivor.

☐	There are no changes to be made to the Articles of Organization of the surviving limited liability company,

☐	The amendments to the Articles, or a restatement of the Articles, of the surviving limited liability company to be effected by the merger are as follows:

The manner and basis of converting the membership interests are as follows:

As of the effective time of the mergers. by virtue of the mergers and without any action on the part of the holder thereof, each limited liability company interest of each limited liability company listed on this certificate of merger existing immediately prior to the effective time shall be converted into the right to receive no consideration. and shall be retired and shall cease to exist.

The Plan of Merger was approved by the members of each constituent limited liability company in accordance with section 702(1).

The Plan of Merger was approved by the members of each domestic limited liability company in accordance with section 705a(5) and by each constituent business organization in the manner provided by the laws of the jurisdiction in which it is organized.

For each limited liability company involved In the merger, this document is signed in accordance with Section 103 of the Act.

Signed this 24 day of February, 2017

By	/s/ Douglas Donley
(Signature of Member, Manager or Authorized Agent)

Douglas Donley Vice President b & Asst Secretary
(Type or Print Name and Capacity)

EUCLID AND WILDERS ROADS - BAY CITY, LLC
(Name of Limited Liability Company)

Signed this 24 day of February, 2017

By	/s/ Douglas Donley
(Signature of Member, Manager or Authorized Agent)

Douglas Donley Vice President b & Asst Secretary
(Type or Print Name and Capacity)

PAW PAW LAKE ROAD & PAW PAW AVENUE-COLOMA, MICHIGAN LLC
(Name of Limited Liability Company)

[SEAL]

GOLD SEAL APPEARS ONLY ON ORIGINAL

I. Plan of Merger (Consolidation) is as follows (continued):

a. The name of each constituent entity and its identification number is:

Euclid and Wilders Roads - Bay City, LLC	B31281

Rite Aid of Michigan, Inc.	334136

[SEAL]

GOLD SEAL APPEARS ONLY ON ORIGINAL

MICHIGAN DEPARTMENT OF LICENSING AND REGULATORY AFFAIRS
CORPORATIONS, SECURITIES & COMMERCIAL LICENSING BUREAU
Date Received	(FOR BUREAU USE ONLY)
334136 RITE AID OF MICHIGAN, INC.
SEP 15 2016	This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.
FILEED
Name
SEP 29 2016
Address
ADMINISTRATOR
City	State	Zip Code	CORPORATIONS DIVISION
EFFECTIVE DATE:

Document will be returned to the name and address you enter above. If left blank, document will be returned to the registered office.

CERTIFICATE OF CHANGE OF REGISTERED OFFICE AND/OR CHANGE OF RESIDENT AGENT

For use by Domestic and Foreign Corporations and Limited Liability Companies

(Please read information and instructions on the last page)

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 162, Public Acts of 1982 (nonprofit corporations), or Act 23, Public Acts 1993 (limited liability companies), the undersigned executes the following Certificate:

1. The name of the corporation or limited liability company is:
SEE ABOVE

2. The Identification number assigned by the Bureau is:	SEE ABOVE

3. a. The name of the resident agent on file with the Bureau is:	THE CORPORATION COMPANY

b. The location of the registered office on file with the Bureau is:

30600 TELEGRAPH ROAD, SUITE 2345	BINGHAM FARMS	Michigan 48025-5720
(Street Address)	(City)	(ZIP code)

c. The mailing address of the above registered office on file with the Bureau is:

Michigan
(Street Address or P.O. Box)	(City)	(ZIP code)

ENTER IN ITEM 4 THE INFORMATION AS IT SHOULD NOW APPEAR ON THE PUBLIC RECORD

4. a. The name of the resident agent is: THE CORPORATION COMPANY

b. The address of its registered office is:

408000 ANN ARBOR RD E, STE 201	PLYMOUTH	Michigan 418170-4675
(Street Address)	(City)	(Zip code)

c. The mailing address of the registered office IF DIFFERENT THAN 4B is:

Michigan
(Street Address or P.O. Box)	(City)	(Zip code)

5.	The above changes were authorized by resolution duly adopted by: 1. ALL CORPORATIONS: Its Board of Directors or the resident agent if only the address of the registered office is changed, in which case a copy of this statement has been mailed to the corporation. 2. NONPROFIT CORPORATIONS ONLY the Incorporators, only if no board has been appointed. 3. LIMITED LIABILITY COMPANIES: an operating agreement, affirmative vote of a majority of the members pursuant to section 502(1), managers pursuant to section 405, or the resident agent if only the address of the registered office is changed.

6.	The corporation or limited liability company further states that the address of its registered office and the address of its resident agent as changed, are Identical.

Signature	Type or Print Name and Title or Capacity	Date Signed
/s/ Marie Hauer	Marie Hauer, Asst. Secy	9/12/2016

[SEAL]

GOLD SEAL APPEARS ONLY ON ORIGINAL

LARA Corporations Online Filing System
Department of Licensing and Regulatory Affairs

Form Revision Date 07/2016

CERTIFICATE OF ASSUMED NAME

For use by DOMESTIC PROFIT CORPORATION

Pursuant to the provisions of Act 284, Public Acts of 1972, the undersigned execute the following Certificate:

1. The identification number assigned by the Bureau is: 800338323
2. The name of the profit corporation is: RITE AID OF MICHIGAN, INC.

RITE AID #1517

This document must be signed by an authorized officer or agent (corporations); a member, manager, or an authorized agent (limited liability companies); or general partner (limited partnerships):

Signed this 7th Day of February, 2018 by:

Signature	Title	Title if "Other" was selected
Joseph J. Notarianni	Other	Vice President

By selecting ACCEPT, I hereby acknowledge that this electronic document is being signed in accordance with the Act. I further certify that to the best of my knowledge the information provided is true, accurate, and in compliance with the Act.

○ Decline   ◉ Accept

[SEAL]

GOLD SEAL APPEARS ONLY ON ORIGINAL

Filed by Corporations Division Administrator Filing Number: 201825207690 Date: 02/07/2018

MICHIGAN DEPARTMENT OF LICENSING AND REGULATORY AFFAIRS

FILING ENDORSEMENT

This is to Certify that the CERTIFICATE OF ASSUMED NAME

for

RITE AID OF MICHIGAN, INC.

ID Number:        800338323

to transact business under the assumed name of
RITE AID #1517

received by electronic transmission on February 07, 2018 , is hereby endorsed.

Filed on February 07, 2018 , by the Administrator.

The document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

Expiration Date: December 31, 2023

In testimony whereof, I have hereunto set my hand and affixed the Seal of the Department, in the City of Lansing, this 7th day of February, 2018.

/s/ Julia Dale
Julia Dale, Director
Corporations, Securities & Commercial licensing Bureau

[SEAL]

GOLD SEAL APPEARS ONLY ON ORIGINAL